SCHEDULE 14A INFORMATION

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INTERNATIONAL STEM CELL CORPORATION

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March 30, 2010

Dear Stockholder:

This year’s annual meeting of stockholders will be held on Wednesday, April 28, 2010, at 9:00 a.m. PDT, at the Hilton Garden Inn Carlsbad Beach, 6450 Carlsbad Blvd., Carlsbad, CA 92011. You are cordially invited to attend.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describes the formal business to be conducted at the meeting, follow this letter.

It is important that you use this opportunity to take part in the affairs of International Stem Cell Corporation by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

A copy of International Stem Cell Corporation’s Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review International Stem Cell Corporation’s activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Sincerely yours,

Andrey Semechkin, PhD
Chief Executive Officer and Director

2595 Jason Court

Oceanside, California 92056

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 28, 2010

TO OUR STOCKHOLDERS:

Notice is hereby given that the annual meeting of the stockholders of International Stem Cell Corporation, a Delaware corporation, will be held on April 28, 2010, at 9:00 a.m. PDT, at the Hilton Garden Inn Carlsbad Beach, 6450 Carlsbad Blvd., Carlsbad, CA 92011 for the following purposes:

1.	To elect six directors to hold office for a one-year term and until their respective successors are elected and qualified.

2.	To ratify the selection of Vasquez & Company, LLP as our independent auditors for the fiscal year ending December 31, 2010.

3.	To approve the 2010 Equity Participation Plan.

4.	To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on March 12, 2010 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON April 28, 2010: Our Proxy Statement is attached. Financial and other information concerning International Stem Cell Corporation is contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2009. A complete set of proxy materials relating to our annual meeting is available on the Internet. These materials, consisting of the Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders, may be viewed at:

http://ISCO.proxy.internationalstemcell.com

Ray Wood

Chief Financial Officer and Secretary

Oceanside, California

March 30, 2010

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card. However, if your shares are held of record by a broker or other nominee you will need to obtain a legal proxy from the holder of record to vote in person at the meeting.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited by the Board of Directors of International Stem Cell Corporation, a Delaware corporation, for use at its annual meeting of stockholders to be held on April 28, 2010, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy are being mailed to stockholders on or about April 2, 2010.

SOLICITATION AND VOTING

Voting Securities. Only stockholders of record as of the close of business on March 12, 2010, will be entitled to vote at the meeting and any adjournment thereof. As of March 12, 2010, we had 62,662,748 shares of Common Stock, 600,000 shares of Series A Preferred Stock, 300,000 shares of Series B Preferred Stock, 2,000,000 shares of Series C Preferred Stock, 43 shares of Series D Preferred Stock and 441 shares of Series E Preferred Stock outstanding. All of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her and each holder of shares of Preferred Stock is entitled to vote the equivalent number of common shares that the respective classes of preferred shares can be converted into. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that apply to brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. The election of directors and approval of the 2010 Equity Participation Plan are non-routine matters, and if your shares are held in street name they will only be voted on those matters if you provide instructions to your broker.

Solicitation of Proxies. We will bear the entire cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, we may retain a proxy solicitation firm or other third party to assist us in collecting or soliciting proxies from our stockholders, although we do not currently plan on retaining such a proxy solicitor.

Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of each proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to Ray Wood, the Secretary of International Stem Cell Corporation, a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We have an unclassified Board of Directors that consists of six directors. Our directors are elected for a term of one year and are up for election every year. Once elected, directors serve until their respective successors are duly elected and qualified.

Two of our directors are elected by the holders of Series C Preferred Stock and Series D Preferred Stock, each voting as a separate class. The holders of Series C Preferred Stock and Series D Preferred Stock have nominated Andrey Semechkin and Ruslan Semechkin for reelection to the Board of Directors. The other four nominees recommended by the Board of Directors for election by our stockholders are Kenneth C. Aldrich, Jeffrey D. Janus, Donald A. Wright and Paul V. Maier. All nominees are current members of our Board of Directors and, if reelected, they will serve as directors until our annual meeting of stockholders in 2011 or until their successors, if any, are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

If a quorum is present and voting at the meeting, the six nominees for directors receiving the highest number of votes will be elected as the directors. Abstentions and broker non-votes have no effect on the vote.

The Board of Directors recommends a vote “FOR” each of the nominees named above.

The following table sets forth, the director nominees to be elected at this meeting, information with respect to their ages and background:

Name	Principal Occupation	Age	Director Since
Kenneth C. Aldrich	Chairman of the Board	71	2006
Andrey Semechkin	Chief Executive Officer	50	2008
Paul V. Maier	Interim CFO, Sequenom Inc, Independent Financial Consultant	62	2007
Donald A. Wright	Chairman & Founder, Confluence Capital Group, Inc. and CEO of ISIS, Inc.	58	2007
Jeffrey D. Janus	Senior Vice President, Operations ISCO and CEO and President Lifeline Cell Technology	53	2006
Ruslan Semechkin	CEO and President Lifeline Skincare, Inc.	24	2008

Director Nominees:

Kenneth C. Aldrich, Chairman and Co-Founder, has been active in venture capital investing and private equity since 1975. Having previously served as Chairman, Mr. Aldrich served as our CEO from January 2008 and served until November 2009. He is also a Managing Director of Convergent Ventures, an early-stage life sciences investment company, and an active member of Tech Coast Angels. Through those entities and predecessor companies, he has provided early-stage funding and management for a variety of biomedical and technology start-ups. During the last five years he has held the following positions: WaveTec Vision Systems, an ophthalmic device company (Director and co-founder), and Encode Bio, a drug discovery tools company (Director). He is also director of Green Dot Corporation, the world’s largest issuer of prepaid debit cards. Mr. Aldrich holds degrees, with honors, from both Harvard University and Harvard Law School. Mr. Aldrich’s Director qualifications include serving as an officer or director of many companies, both public and private throughout his career.

Andrey Semechkin, Ph.D., CEO, has been a Director of the Company since December 2008. As a Director, Dr. Semechkin brings to ISCO both business management and scientific activity organization experience. He has been the Chief Executive Officer of the Company since November 2009, and from December 2008 to July 2009, he served as Chief Business Officer, from July 2009 to November 2009 he served as Executive Vice President. Dr. Semechkin is a specialist in system analysis, strategic planning and corporate management. He is a member of the Russian Academy of Sciences and has been Deputy Director of Institute of System Analysis since 2003. Professor Semechkin was awarded the Russian Government Award in Science and Technology in 2006 and has written several scientific books. Dr. Semechkin’s Director qualifications include his over 20 years experience creating and managing businesses across different industries and scientific sectors.

Paul V. Maier became a director in July 2007 and has over 20 years of experience as a senior executive in biotechnology and pharmaceutical companies. Mr. Maier is currently an independent financial consultant. Since October 2009, he has been serving as Interim Chief Financial Officer of Sequenom, Inc., a publically held company serving the discovery, clinical research, and molecular diagnostics market. Previously, Mr. Maier was Senior Vice President and Chief Financial Officer of Ligand Pharmaceuticals, Inc., a commercial stage biopharmaceutical company, a position he held from 1992 to 2007. From 1990 to 1992, Mr. Maier served as Vice President, Finance of DFS West, a division of DFS Group, LP a private multinational retailer. From 1984 to 1990, Mr. Maier was employed by ICN Pharmaceuticals, a pharmaceutical and biotechnology research products company, where he held various executive positions in finance and general management in ICN as well as SPI Pharmaceuticals, a publicly held subsidiary. Mr. Maier currently serves on the Board of Directors of both Pure Bioscience and Hana Biosciences. Mr. Maier received an MBA from Harvard Business School and a BS from Pennsylvania State University. Mr. Maier’s Director qualifications include his education, his experience and Board experience. Mr. Maier currently serves as Audit Committee Chair of two other Boards and Compensation Committee Chair on one of those Boards.

Donald A. Wright became a director in March 2007. Mr. Wright is currently Chairman and Founder of Everett, Washington-based Confluence Capital Group Inc., which provides consulting services to institutional investors, debt holders and public and private companies. On January 1, 2010, Mr. Wright became Chief Executive Officer and President of ISIS, Inc. which provides various services under contract to various agencies of the US Government and Armed Services. Mr. Wright was Chief Executive Officer and President of Pacific Aerospace & Electronics, Inc., an engineering and manufacturing company that he helped to found and that designs, manufactures and sells components primarily for the aerospace, defense and transportation industries, from 1995 until 2006. Mr. Wright’s Director qualifications include serving on multiple public and private company Boards over the last 25 years, certification from UCLA’s Anderson School of Business for Directors of Public Companies which included modules on the Finance, Audit, Compensation and Corporate Governance Committees.

Jeffrey D. Janus has been a director of the company since 2006. He is currently the Senior Vice President of ISCO and the CEO of ISCO’s wholly-owned subsidiary, Lifeline Cell Technology. From 2004 to June 2009, Mr. Janus held the position of President of ISCO. Mr. Janus was appointed as the CEO of Lifeline Cell Technology, LLC in January 2004. From 2002 to 2004 Mr. Janus was the Founder and President of Janus Biologics, LLC (Frederick Maryland). From 1998 to 2002 Mr. Janus was Director of Marketing of Human Cell Systems at BioWhittaker Corporation, a Cambrex Company (Walkersville, Maryland) where he expanded the company’s research products portfolio into new fields, including stem cells, and created and implemented the strategy of moving human cell-based research products into the clinical markets. From 1989 through 1998 Mr. Janus served at various times as CFO and Director of Marketing in the founding and building of Clonetics Corporation (San Diego, California). Mr. Janus led the product development and marketing of the Clonetics brand, consisting of over 200 human cell and reagent products. Mr. Janus ultimately implemented the sale of Clonetics to BioWhittaker. None of the prior companies Mr. Janus worked with were affinities of ISCO. Mr. Janus is published in the embryonic stem cell field as a member of a team of international scientists that created the first human parthenogenetic stem cells and in the use of human somatic cells for toxicity applications. Mr. Janus obtained an MBA from San Diego State University and a Bachelors of Science degree in Biochemistry from the University of California at Davis. Mr. Janus’ Director qualifications include his extensive experience in building and running human cell based companies, including those involved in basic clinical research, commercial operations and development and sale of commercial research products. His educational qualifications include an MBA and BS degree in Biochemistry. Mr. Janus also has extensive financial experience in human cell based companies including the financing of such businesses and experience in sales and acquisitions. He also has experience in managing and implementing scientific projects involving human cells, including human stem cells.

Ruslan Semechkin, Ph.D, CEO of Lifeline Skin Care, Inc., became a Director in October 2008 and brings to International Stem Cell Corporation both scientific expertise and experience in international relationships. He has been the CEO and President of Lifeline Skin Care, Inc since July 2009, and from December 2008 to July 2009, he served as Senior Research Scientist of ISCO. Dr. Semechkin’s Director qualifications include his training in medical genetics, physiology and business management. Since May 2006 he has been President of X-Master, Inc., which invests in different types of assets. Dr. Semechkin holds Ph.D. degree in physiology from one of the leading Russian biomedical institutes, P.K.Anokhin Research Institute of Normal Physiology, Moscow, Russia. He is a Member of International Society for Stem Cell Research.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that each of Mr. Maier and Mr. Wright satisfy the independence requirements specified in the listing requirements of Nasdaq Marketplace Rules.

Executive Sessions

Our independent directors meet in executive sessions without management present each time the Board holds its regularly scheduled meetings.

Board Meetings and Committees

During 2009, the Board of Directors met five times and took action by unanimous written consent four times. The Board of Directors has an Audit Committee, a Compensation Committee, and a Governance Committee. During the last fiscal year, each director attended all of meetings of the Board and all of the committees of the Board on which such director served during that period.

Audit Committee.

The members of the Audit Committee are Paul V. Maier (Chairman) and Donald A. Wright. Each of the members of the Audit Committee satisfies the independence requirements established by the Nasdaq Marketplace Rules. Mr. Maier is an audit committee financial expert, as defined in the rules of the Securities and Exchange Commission. The Audit Committee operates under a written charter that is available on our website at: www.internationalstemcell.com. The Audit Committee conducts an annual review of this charter in addition to an annual review of the committee’s overall performance. The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the function of the Audit Committee includes retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Audit Committee held five meetings during the fiscal year ended December 31, 2009. The Committee meets and confers at least quarterly with the outside auditors and conducts an executive session without management at each meeting.

Additional information regarding the Audit Committee is set forth in the Report of the Audit Committee immediately following Proposal No. 2.

Governance Committee.

The members of the Governance Committee are Donald A. Wright (Chairman) and Paul V. Maier. Each of the members of the Governance Committee satisfies the independence requirements established by the Nasdaq Marketplace Rules. The Governance Committee operates under a written charter that is available on our website at: www.internationalstemcell.com. The Governance Committee conducts an annual review of this charter in addition to an annual review of the committee’s overall performance. The primary responsibilities of the Governance Committee are to (i) recommend applicable corporate governance principles, codes of conduct and compliance mechanisms, (ii) evaluate the effectiveness of the board and board committees; (iii) evaluate the effectiveness of senior management and succession planning; (iv) review the corporation’s directors policies, such as compensation, meeting attendance fees as well as other director compensation programs and policies; (v) examine board meeting policies, such as meeting schedule and location, meeting agenda, the presence and participation of non-director senior executives and written materials distributed in advance of meeting; (vi) review the board’s committee structure, including each committee’s charter and size; and (vii) review its procedures and policies to ensure that they fit the committee’s circumstances and operations and are sufficiently formalized to satisfy the scrutiny of public disclosure. The Governance Committee held four meetings during the fiscal year ended December 31, 2009.

The Governance Committee’s goal is to assemble a Board of Directors that brings a variety of perspectives and skills derived from high quality business and professional experience. There are no stated minimum criteria for director nominees, but the Governance Committee believes that at least one member of the Board should meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that two members of the Board meet the definition of “independent director” under the Nasdaq Marketplace Rules. The Governance Committee also believes it appropriate for certain key members of management to participate as members of the Board.

When considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by our stockholders, the Governance Committee will review the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest, existing time commitments and the ability to act in the interests of all stockholders. Once a potential qualified candidate is identified, multiple members of the Governance Committee will interview that candidate. The committee may also ask the candidate to meet with non-committee members of the Board and/or members of management and, if the committee believes a candidate would be a valuable addition to the Board, it will recommend that candidate to the full Board.

Pursuant to the terms of its charter, the Governance Committee will consider qualified director candidates suggested by our stockholders. Stockholders may recommend individuals for the Governance Committee to consider as potential director candidates by submitting the candidate’s name, contact information and biographical information in writing to the “International Stem Cell Corporation Governance Committee” c/o Corporate Secretary, 2595 Jason Court, Oceanside, California 92056. The biographical information and background materials will be forwarded to the Governance Committee for its review and consideration. The committee’s review of candidates identified by our stockholders is essentially identical to the review process for candidates identified by the committee. The Governance Committee will review periodically whether a more formal policy regarding stockholder nominations should be adopted. In addition to the process discussed above regarding the consideration of the Governance Committee of candidates suggested by our stockholders, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board at our annual meeting of stockholders.

Compensation Committee.

The members of the Compensation Committee are Donald A. Wright (Chairman), and Paul V. Maier. Each of the members of the Compensation Committee satisfies the independence requirements established by the Nasdaq Marketplace Rules. The Compensation Committee operates under a written charter that is available on our website at: www.internationalstemcell.com. The Compensation Committee’s responsibilities are to (i) establish and modify through consultation with senior management, the Company’s general compensation philosophy and oversee the development and implementation of executive compensation programs and policies with respect to the engagement of individuals as independent contractors of the company; (ii) annually review and approve goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate performance and set compensation (including base salary, incentive compensation and equity based awards of the Chief Executive officer; (iii) review and approve the compensation (including base salary, incentive compensation and equity-based awards) of officers above the level of Vice President, review and approve compensation guidelines for all other officers, review compensation of Managing Directors above the equivalent level of Vice president and review and approve the compensation guidelines for all other officers; (iv) review the terms of the Company’s incentive compensation plans, equity based plans, retirement plans, deferred compensation plans and welfare benefit plans; (v) review policies with respect to post-service arrangements and perquisites provided to officers above the level of Vice President, including the Chief Executive Officer and perquisites policies for Vice Presidents; (vi) review the related tabular and other disclosures about director and executive compensation proposed by management for inclusion in the Company’s annual report and proxy statement; (vii) produce an annual report for inclusion in the Company’s annual proxy statement, in accordance with applicable rules and regulations; (viii) evaluate its own performance on an annual basis and develop criteria for such evaluation. The Compensation Committee held four meetings during the fiscal year ended December 31, 2009.

In determining executive compensation, the Committee shall annually review and approve the Company’s goals and objectives relevant to the compensation of Executive Officers and shall evaluate the performance of Executive Officer in light of those goals and objectives. Based on such evaluation, the Committee shall have the sole authority to set the compensation (including base salary, incentive compensation and equity-based awards) of the Executive Officers. In determining incentive compensation, the Committee shall consider, among other factors it deems appropriate, the Company’s performance and relative shareholder return, the value of similar incentive awards to Executive Officers at comparable companies, and the awards given to management in prior years.

Communications with Directors

Any stockholder who desires to contact any members of our Board of Directors may do so by writing to: Board of Directors, c/o Corporate Secretary, 2595 Jason Court, Oceanside, California 92056. Communications received in writing are distributed to the Chairman of the Board or the other members of the Board as appropriate depending on the facts and circumstances outlined in the communication received. Alternatively, any stockholder who desires to contact an independent member of our Board of Directors directly may contact the Chairman of our Board of Directors, Kenneth C. Aldrich, electronically by sending an email to the following address: kaldrich@intlstemcell.com.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend. Seven directors attended last year’s annual meeting.

Non-Director Executive Officers

Ray Wood, Chief Financial Officer and Secretary. has over 20 years of experience in accounting and corporate finance and was promoted to CFO and Secretary of International Stem Cell Corporation on January 27, 2010. Mr. Wood began his career working for Coopers and Lybrand, CPA’s. From there, Mr. Wood has held various positions working from small start up companies, one of which went from a private to a public company, to large International public corporations. He has extensive knowledge and experience working with public companies and in the implementation of the Sarbanes-Oxley Act of 2002. Mr. Wood holds B.S. degree in Accounting from San Diego State University and is a CPA of the state of California.

Brian Lundstrom, President, Mr. Lundstrom is trained in immunology, molecular biology, finance and international business management in Europe and the US. He has over 23 years of product, clinical, business and commercial development experience from R&D-driven and mostly publicly traded and commercially operating companies with leadership in biologics, diabetes, transplantation and other chronic diseases. Mr. Lundstrom joined International Stem Cell Corporation in November 2009. Prior to that, he was Chief Executive Officer of Brexys during 2008-2009, Senior Vice President of Business Development for ACADIA Pharmaceuticals during 2004-2008, Vice President of Business Development for Genzyme Corporation during 2000-2004, and Vice President of Corporate Development for Oxford GlycoSciences during 1998-1999. Earlier, Mr. Lundstrom held increasingly senior business, clinical and product development positions with Novo Nordisk and Immuntech in the US and Europe. None of these companies had affiliation with International Stem Cell Corporation.

Code of Conduct and Ethics

The Board has adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors.

Risk Management

The Board as a whole is responsible for overseeing the Company’s risk exposure as part of determining a business strategy that generates long-term shareholder value. Each of the Board’s standing committees focuses on risk areas associated with its area of responsibility.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors of International Stem Cell Corporation has selected Vasquez and Company, LLP as independent auditors to audit the consolidated financial statements of International Stem Cell Corporation for the fiscal year ending December 31, 2010. Vasquez & Company, LLP has acted in such capacity since its appointment in December 2005. A representative of Vasquez & Company LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of Vasquez & Company, LLP as our independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Vasquez & Company, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the company and its stockholders.

The following table sets forth the aggregate fees billed to International Stem Cell Corporation for the fiscal year ended December 31, 2009 and 2008 by Vasquez & Company, LLP:

Principal Accountant Fees and Services	Fiscal 2009	Fiscal 2008
Audit Fees(1)	$130,000	$125,475
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”
(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.
(4)	All Other Fees consist of fees for products and services other than the services reported above.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the votes cast at the meeting shall ratify the appointment of Vasquez & Company, LLP as our independent auditor for the fiscal year ending December 31, 2010. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Vasquez & Company, LLP as our independent auditors for the fiscal year ending December 31, 2010.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2009 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB (Rule 3526) regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Audit Committee

Paul V. Maier (Chairman)
Donald A. Wright

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended (the “1934 Act”), whether made before or after the date of this proxy statement and without regard to any general incorporation language therein.

PROPOSAL NO. 3

APPROVE ADOPTION OF

2010 EQUITY PARTICIPATION PLAN

At the Annual Meeting, the stockholders will be asked to approve the International Stem Cell Corporation 2010 Equity Participation Plan (the “Plan”). The Board of Directors adopted the Plan on March 29, 2010, subject to approval by stockholders.

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools our Board of Directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. Our employee stock incentive program will provide a range of incentive tools and sufficient flexibility to permit the Board’s Compensation Committee to implement them in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes. We intend to use these incentives to attract new key employees and to continue to retain existing key employees, directors and other service providers for the long-term benefit of the Company and its stockholders.

The Plan authorizes the Compensation Committee to provide incentive compensation in the form of stock options and restricted stock awards. Some of the key features of the Plan include:

•	No more than [18,000,000] shares may be issued under the Plan.

•	No employee may receive awards under the Plan for more than [18,000,000] shares in any calendar year.

•	The Plan will be administered by the Board of Directors’ Compensation Committee, which is comprised solely of independent, non-employee directors.

•	No discount from fair market value is permitted in setting the exercise price of stock options.

•	The Plan has a fixed term of 10 years.

The Board of Directors believes that the Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals. Therefore, the Board urges you to vote to approve the adoption of the Plan.

Summary of the Plan

The following summary of the Plan is qualified in its entirety by the specific language of the Plan, a copy of which is attached to this proxy statement as Appendix A.

General. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company. These incentives are provided through the grant of stock options and restricted stock awards.

Authorized Shares. A total of [18,000,000] shares of the Company’s common stock will be authorized for issuance under the Plan if it is approved by the stockholders. Shares issued under the Plan may consist of any combination of authorized but unissued or reacquired shares of the Company’s common stock.

Share Counting. If any award granted under the Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the Plan.

Adjustments for Capital Structure Changes. Appropriate and proportionate adjustments will be made to the number of shares authorized under the Plan, to the numerical limits on of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the Plan to adjust other terms of outstanding awards as it deems appropriate.

Award Limits. To enable compensation provided in connection with stock option awards to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the Plan establishes a limit on the maximum aggregate number of shares for which such awards may be granted to an employee in any calendar year, as [18,000,000] shares.

Administration. The Plan generally will be administered by the Compensation Committee of the Board of Directors, although the Board of Directors retains the right to appoint another of its committees to administer the Plan or to administer the Plan directly. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the Plan must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations provided by the Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Plan. All awards granted under the Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the Plan. The Committee will interpret the Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the Plan or any award.

Eligibility. Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of March 29, 2010, we had approximately 39 employees, including six executive officers, and two non-employee directors who would be eligible under the Plan.

Stock Options. The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On March 26, 2010, the closing price of our common stock as reported on the OTC Bulletin Board was $2.35 per share.

The Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for six months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the Plan).

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, an option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee and, in the case of an incentive stock option, only to the extent that the transfer will not terminate its tax qualification.

Restricted Stock Awards. The Committee may grant restricted stock awards under the Plan. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Change in Control. Unless otherwise defined in a participant’s award or employment agreement, the Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock; (b) a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. Stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award.

Amendment, Suspension or Termination. The Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the Plan following the tenth anniversary of the Plan’s effective date. The Committee may amend, suspend or terminate the Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law. No amendment, suspension or termination of the Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

New Plan Benefits

As of the date of this proxy statement, no awards have been made under the Plan. The amount of awards to be made under the Plan is not presently determinable.

Required Vote and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

The Board believes that the proposed adoption of the Plan is in the best interests of the Company and its stockholders for the reasons stated above.

THEREFORE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADOPTION OF THE PLAN.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation earned by those persons who served as our CEO during any part of 2009 and our two other most highly compensated executive officers during the fiscal year ended December 31, 2009 and 2008.

2009 SUMMARY COMPENSATION TABLE

Name	Year	Salary(1)	Bonus(2)	Option Awards Number of Options(4)	Option Awards in $(3)	Restricted Stock Grant	Non Eq. Incentive Plan Comp. ($)	All Other Comp.	Total
Kenneth C. Aldrich	2009	$120,012		5,000,000	$1,354,254				$1,474,266
	2008	$13,846		400,000	$124,092	664,608	$166,152		$304,090
Andrey Semechkin	2009	$162,692		1,800,000	$499,809				$662,501
Jeffrey D. Janus	2009	$178,942		1,000,000	$270,851				$449,793
	2008	$179,076		300,000	$93,069	147,652	$36,913		$309,058
Brian Lundstrom	2009	$35,577		3,000,000	$812,552				$848,129

(1)	Actual amounts paid.
(2)	Performance-based bonuses are generally paid pursuant to our annual compensation guidelines and reported as Non-Equity Incentive Plan Compensation. Except as otherwise noted, amounts reported as Bonus represent discretionary bonuses in addition to the amount (if any) earned under the annual compensation guidelines.
(3)	Valuation based on the dollar amount recognized for financial statement reporting purposes pursuant to Accounting Standards Update (ASU) topic 718. The assumptions used with respect to the valuation of option grants are set forth in the notes in the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.
(4)	On April 22, 2008 we granted options as follows: Mr. Aldrich 400,000 shares, and Mr. Janus 300,000 shares at $0.45 per share. Those options expire April 22, 2018. The options are subject to the plan restrictions and vest at the rate of 2% per month commencing May 22, 2008.

On April 29, 2009 we granted 50,000 options to Dr. Andrey Semechkin at the grant price of $0.49. The options expire on April 29, 2019. These options are subject to plan restrictions and vest at a rate of 2% per month commencing on May 29, 2009.

On November 5, 2009 we granted options as follows: Mr. Aldrich 5,000,000 shares, Mr. Janus 1,000,000 shares and Mr. Lundstrom 3,000,000 shares. The grant price for these options is $0.62. These options expire on November 5, 2019. Of the 5,000,000 shares granted to Mr. Aldrich, 142,857 were granted as ISO’s under the 2006 Equity Participation Plan and are subject to plan restrictions. The remaining 4,857,143 shares were granted as Non-Qualified Options outside of the plan. Of the 1,000,000 shares issued to Mr. Janus, 142,857 were issued as ISO’s under the 2006 Equity Participation Plan and are subject to plan restrictions. The remaining 857,143 shares were issued outside of the plan as Non-Qualified options. The options issued to Mr. Aldrich and Mr. Janus vest at the rate of 2% per month commencing December 5, 2009.

The vesting schedule for Mr. Lundstrom’s options is as follows: No shares will vest for the first six months, at which time 180,000 shares will vest representing 2% per month on 1.5 millions shares or one half of the grant; for the next six months an additional 30,000 shares per month will vest representing 2% of 1.5 million shares or one half of the grant; at the end of 12 months an additional 360,000 shares will vest, representing 12 months vesting on the remaining 1.5 million shares of the grant; thereafter all previously unvested shares will continue to vest at the rate of 60,000 shares per month (2%) until fully vested. Of the 3,000,000 options issued to Mr. Lundstrom 142,857 shares were issued as ISO’s under the 2006 Equity Participation Plan and are subject to plan restrictions. The remaining 2,857,143 shares were issued outside of the plan as Non-qualified options.

On December 10, 2009 we granted 1,750,000 shares to Dr. Andrey Semechkin, These options expire on December 10, 2019 and vest at a rate of 2% per month commencing on January 10, 2010. The grant price for these options is $0.59.

Of the 1,750,000 shares granted to Dr. Andrey Semechkin, 127,966 shares were granted as ISO’s under the 2006 Equity Participation Plan and are subject to plan restrictions. The remaining 1,622,034 shares were granted as Non-Qualified Options outside the plan.

Fair Value Assumptions

The following table sets forth the assumptions used in 2009, 2008, and 2006 in the calculation of the option awards presented in our “Summary Compensation Table.” For all periods presented, the fair value of share-based awards for options awards was estimated at the date of grant using the Black-Scholes valuation model.

	2009	2008	2006
Significant assumptions (weighted-average):
Risk-free interest rate at grant date	1.62%	2.26%	4.43%
Expected stock price volatility	68%	63%	84%
Expected dividend payout	0%	0%	0%
Expected option life-years based on management’s estimate	3.71 yrs	3.75 yrs	3.75 yrs

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information with respect to the value of all unexercised options previously awarded to our named executive officers as of December 31, 2009:

Outstanding Equity Awards at December 31, 2009

Name	Year Option Granted	Number of Securities Underlying Unexcercised Options Exercisable	Number of Securities Underlying Unexcercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Restricted Stock Grant (1)	Option Exercise Price	Option Exercise Date	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units that have not Vested
Kenneth C. Aldrich	2006	208,000	42,000			$1.00	2016	42,000	$8,864
	2008	160,000	240,000			$0.45	2018	240,000	$74,455
	2008	—	—		664,608
	2009	100,000	4,900,000			$0.62	2019	4,900,000	$1,327,169
Andrey Semechkin	2009	8,000	42,000			$0.49	2019	42,000	$12,597
	2009	0	1,750,000			$0.59	2019	1,750,000	$484,813
Jeffrey D. Janus	2006	208,000	42,000			$1.00	2016	42,000	$8,864
	2008	120,000	180,000			$0.45	2018	180,000	$55,841
	2008	—	—		147,652
	2009	20,000	980,000			$0.62	2019	980,000	$250,531
Brian Lundstrom	2009	0	3,000,000			$0.62	2019	3,000,000	$812,552

(1)	Represents a restricted stock grant issued on December 29, 2008. The Board of Directors authorized and approved a restricted stock grant of 2,121,180 shares at $0.25 per share to directors, officers and other senior management. The grant was in recognition of the fact that these officers and directors had earlier agreed to waive some or all of the cash compensation payable to them. These shares were not issued as part of the 2006 Stock Plan. Assuming the recipient continues to provide service to the company, the shares vest on the third anniversary date of the grant, with accelerated vesting in the event of a change of control or certain terminations of service. The stock is kept in escrow until the restrictions are lifted on December 29, 2011.

2006 Equity Participation Plan

The 2006 Equity Participation Plan (also referred to as “2006 Stock Plan”) provides for the grant of stock options or restricted stock and other equity based awards to our employees, officers, directors and consultants. Options may be either “incentive stock options” or non-qualified options under the federal tax laws and will have an exercise price equal to at least fair market value as of the grant date. A total of 15,000,000 shares of common stock have been reserved for issuance under the Plan, subject to adjustments for certain corporate transactions or events. The purpose of the Plan is to enable us to offer non-employee directors, officers, other key employees and consultants of the Company and our subsidiaries and affiliates, equity-based incentives, thereby attracting, retaining and rewarding these participants and strengthening the mutuality of interests between these participants and our stockholders. The Plan is administered by the board of directors as a whole. The board of directors has the power to determine the terms of any restricted stock or options granted under the Plan. Grants under the Plan are generally not transferable, and each stock option is generally exercisable during the lifetime of the optionee only and can only be exercised by such optionee.

Equity Awards Issued Outside the 2006 Equity Participation Plan

In 2009, 10,257,593 options were issued that were not under the 2006 Equity Participation Plan. These shares include 8,620,715 shares that were issued at $.62 per share and 1,636,878 that were issued at $.59 per share.

Stock Option Grants

The Board may grant options qualifying as incentive stock options under the Internal Revenue Code and nonqualified stock options. The term of an option will be fixed by the Board, but will not exceed ten years (or five years in the case of an incentive stock option granted to a person beneficially owning shares representing 10% or more of the total combined voting power of all classes of our stock, referred to as a 10% stockholder). The option price for any option will not be less than the fair market value of the common stock on the date of grant (or 110% of the fair market value in the case of an incentive stock option granted to a 10% stockholder). Generally, the fair market value will be the closing price of the common stock on the applicable trading market. Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase. Payment may be made (i) in cash; (ii) in a cash equivalent acceptable to the Board; (iii) by the transfer to us of shares owned by the participant for at least six months on the date of transfer; (iv) if the common stock is traded on an established securities market, the board may approve payment of the exercise price by a broker-dealer or by the option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the option holder’s written irrevocable instructions to deliver the common stock acquired upon exercise of the option to the broker-dealer; or (v) any other method acceptable to the Board and in compliance with applicable laws.

Restricted Stock

The board is authorized to grant restricted stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of and which shall be subject to such risks of forfeiture and other restrictions as the board may impose. Unless otherwise determined by the board, the purchase price for any restricted stock grant will be not less than 85% of the fair market value of common stock on the date of grant or at the time the purchase is consummated (or 100% of the fair market value in the case of restricted stock granted to a 10% stockholder). Generally, the fair market value will be the closing price of the common stock on the applicable trading market. Payment for shares purchased pursuant to a restricted stock grant may be made in (i) cash at the time of purchase; (ii) at the discretion of the board, according to a deferred payment or other similar arrangement with the participant; or (iii) in any other form of legal consideration that may be acceptable to the board in its discretion. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the board.

Option Exercises and Stock Vested During Last Fiscal Year

No named executive officer exercised an option to purchase our Common Stock during the fiscal year ended December 31, 2009. No named executive officer holds a restricted stock grant, restricted stock unit or other similar instrument that vested in 2009.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding outstanding options and shares reserved for future issuance under our current equity compensation plans as of December 31, 2009:

Plan Category	Number of Shares to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders(1)	15,000,000	$.76	6,897,963
Equity compensation plans not approved by security holders	11,049,593	$0.64	—

(1)	Represents stock options under the 2006 Equity Participation Plan (the “Plan”). The options granted under the Plan may be either qualified or non-qualified options. Up to 15,000,000 options may be granted to employees, directors and consultants under the Plan. Options may be granted with different vesting terms and expire no later than 10 years from the date of grant. In 2009, the company had 8,102,037 options outstanding granted under the plan with a weighted average exercise price of $ .76. Stockholders approved the Plan effective December 1, 2006.

As of December 31, 2009, we had reserved 15,000,000 shares of our Common Stock for issuance under the 2006 Stock Plan. At December 31, 2009, there were 8,102,037 shares issuable upon exercise of outstanding options under the 2006 Stock Plan, at a weighted average exercise price of $ 0.76. Options granted under the 2006 Stock Plan will generally have a 10-year term and vest at the rate of 2% per month commencing the following month of grant. Options granted under our 2006 Stock Plan provide for full acceleration of the unvested portion of an option if the option is not assumed or substituted by an acquiring entity upon a “Change in Control,” as defined under the 2006 Stock Plan.

2009 DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation earned during the last fiscal year by each individual who served as a director at any time during the fiscal year, other than directors who are listed in the Summary Compensation Table:

Name	Fees Earned or Stock Awards Paid in Cash	Restricted Stock Awards	Option Awards Number of Shares (1)	Option Awards (2)	Total Option Awards (2)
Donald A. Wright	$0		$50,000	$14,996	$88,367
Paul V. Maier	$0		$50,000	$14,996	$78,991

(1)	On December 10, 2009, each of the directors received 50,000 options. The options were awarded at $0.59 per share and vest at 8.3% per month starting the following month.
(2)	Valuation based on the dollar amount recognized for financial statement reporting purposes pursuant to Accounting Standards Update (ASU), topic 718. The assumptions used with respect to the valuation of option grants are set forth in Note 9 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Upon joining the Board, outside directors receive an initial option grant of 50,000 shares of Common Stock. The initial option grant will vest at a rate of 2% per month, starting one month after they join the company.

Outside directors receive an annual retainer of $40,000 for service on the Board and for service on any committee of the Board of Directors, Audit Committee, Compensation Committee or Governance Committee. In addition, an outside director serving as the chair of the Board of Directors, the Governance Committee or the Audit Committee will receive an additional annual retainer of $20,000.

Directors who are also employees of International Stem Cell Corporation do not receive any additional compensation for their services as members of the Board of Directors.

RELATED PERSON TRANSACTIONS

Pursuant to our Code of Business Conduct and Ethics, our executive officers, directors, and principal stockholders, including their immediate family members and affiliates, are prohibited from entering into transactions which create, or would appear to create, a conflict of interest with us. Our Audit Committee is responsible for reviewing and approving related party transactions. Our Audit Committee shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

Except with respect to the transactions described below, none of our directors or executive officers, nor any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares, nor any of our promoters, nor any relative or spouse of any of the foregoing persons has any material interest, direct or indirect, in any transaction for the past two years or in any presently proposed transaction to which we were or are to be party. None of our directors or executive officers is indebted to us.

As of December 31, 2009, we owed an aggregate of $292,009 to Kenneth C. Aldrich, our Chief Executive Officer and Chairman, and William B. Adams, our Chief Financial Officer, Secretary and Director, (until June 2009) for a management fee owed to them by ISC California. The management fee relates to the management of the Lifeline Cell Technology, LLC, the wholly-owned operating subsidiary of ISC California, from inception until November 1, 2006. Mr. Aldrich and Mr. Adams each accrued the management fee at a rate of $5,000 per month per person plus accrued interest at 10% per annum on the unpaid balance until June 1, 2006, when each person’s management fee was increased to $10,000 per month, per person. When Mr. Adams and Mr. Aldrich became employees of ISC California on November 1, 2006, accrual of the management fee ceased.

From time to time, various persons, including certain officers, directors, principal shareholders, and their affiliates, have advanced funds to Lifeline and/or ISC California for operating expenses. All such advances have been repaid with the exception of a balance owed to Mr. Aldrich on December 31, 2009 of $177,664. In connection with certain of such advances, warrants were issued to the lenders. During the last quarter of 2007, Mr. Aldrich loaned the company $500,000, which was to be converted into preferred stock when the company started to raise money through its Series A Preferred Stock placement efforts. This loan was converted into shares of preferred stock in January 2008 on the same terms as were afforded to unaffiliated investors who purchased Series A preferred stock.

During 2009, as part of the Series D Preferred Stock Purchase Agreement (the “Series D Agreement”) with X-Master, Inc., Andrey Semechkin and Ruslan Semechkin to sell for up to five million dollars ($5,000,000) up to fifty shares of Series D Preferred Stock (“Series D Preferred”) at a price of $100,000 per Series D Preferred share, we sold 10 shares on January 23, 2009; 10 shares were sold on March 16, 2009; 10 shares were sold on June 30, 2009; and 3 shares were sold on October 1, 2009. The total amount of capital raised under this agreement for 2009 was $3,300,000, 33 share of Series D Preferred Stock was issued, which converts into 13,200,000 shares of common stock. In connection with the Series D Agreement, the Company also entered into an Investor Rights Agreement (the “Investor Rights Agreement”) with the investors. Pursuant to the Investor Rights Agreement, the investors have a participation right, whereby they may purchase their pro rata share of any privately offered new securities being offered by the Company, subject to certain exceptions. The Investor Rights Agreement also requires that the Company obtain approval from the Board of Directors, including the affirmative vote of the director elected by the Series C Preferred Stock and the director elected by the Series D Preferred Stock, for specified transactions.

In addition, as part of the Series D Financing Agreement, we have recognized in our 2009 financial statements dividends of $100,000 to X-Master, Inc. and dividends of $231,041 to Andrey Semechkin.

In addition, during 2009, the Company owed Andrey Semechkin $360,000. On October 20, 2009, Mr. Semechkin opted to convert the principle balance of loan plus interest accrued of $21,700, for a total of $381,700, into 1,526,820 shares of the Company’s common stock.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our common stock as of March 12, 2010, by (i) each person who is known by us to beneficially own 5% or more of our common stock, (ii) each of our directors and executive officers, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of our knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of such person, shares of Common Stock subject to warrants or options held by that person that are currently exercisable or exercisable within 60 days of February 28, 2010 were deemed to be outstanding, and shares of preferred stock owned by such person and convertible into Common Stock were deemed to be converted into Common Stock. Such shares were not deemed to be outstanding, however, for the purpose of computing the percentage ownership of any other person.

Stock Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Name of Beneficial Owner		Actual Beneficial Ownership	Percent of Beneficial Ownership(1)
Kenneth Aldrich (2) (3) (4)	Chairman of the Board	9,687,453	15.71%

Jeffrey Janus (2) (3)	Sr. Vice President Operations, CEO and President of Lifeline Cell Technology, Director	2,808,111	4.97%

Andrey Semechkin (2) (5)	Chief Executive Officer, Director	26,912,440	32.45%

Ruslan Semechkin (2) (3) (5)	CEO and President Lifeline Skin Care, Director	26,801,781	32.35%

Brian Lundstrom (2)	President

Donald Wright (3)	Director	709,168	1.26%

Paul Maier (2) (3)	Director	638,468	1.13%

All Executive Officers and Directors as a Group (7Persons)		40,644,981	55.44%

5% Holders
X-Master, Inc. (5)		12,000,000	17.64%

(1)	Based on 56,034,835 shares currently outstanding plus shares issuable under derivative securities which are exercisable within 60 days of February 28, 2010.
(2)	The business address for each director and officer is 2595 Jason Court, Oceanside, CA 92056.
(3)	Includes options to purchase shares of our common stock exercisable within 60 days of February 28, 2010.

(4)	Mr. Aldrich’s shares are held, in part, through YKA Partners, a California limited partnership. Mr. Aldrich is the investment manager of YKA Partners and controls the disposition of these shares. The address for YKA Partners is 2595 Jason Court, Oceanside, CA 92056.
(5)	The business address for X-Master, Inc. is 1 Overlook Drive, Unit 11, Amherst, New Hampshire 03031. X-Master Inc. is owned by Dr. Andrey Semechkin. Dr. Ruslan Semechkin is the President of X-Master, Inc. Ruslan Semechkin and Andrey Semechkin are deemed to hold the same number of shares including shares held by X-Master.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders were met.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2011 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than December 1, 2010. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices, not later than December 3, 2010.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2009 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Ray Wood

Chief Financial Officer and Secretary

March 30, 2010

APPENDIX A

INTERNATIONAL STEM CELL CORPORATION

2010 EQUITY PARTICIPATION PLAN

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(continued)

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International Stem Cell Corporation

2010 Equity Participation Plan

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The International Stem Cell Corporation. 2010 Equity Participation Plan (the “Plan”) is hereby established effective as of March 29, 2010 (the “Effective Date”), the date of its adoption by the Board, subject to the approval of the Company’s stockholders.

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Company seeks to achieve this purpose by providing for Awards in the form of Options and Restricted Stock Awards.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b) “Award” means any Option or Restricted Stock Award granted under the Plan or the Prior Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(f) “Cause” means (i) in the case in which the Participant does not have an employment , consulting or similar agreement in effect with the Company or an Affiliate at the time of grant of the Option or Restricted Stock Award or in the case in which there is such an agreement but it does not define “cause” (or words of similar import), conduct related to the Participant’s Service to the Company or an Affiliate for which either criminal or civil penalties against the Participant may be sought, misconduct, insubordination, material violation of the Company’s or an Affiliate’s policies, disclosing or misusing any confidential information or material concerning the Company or any Affiliate or material breach of any employment, consulting agreement or similar agreement; or (ii) in the case in which the Participant has an employment agreement, consulting agreement or similar agreement in effect with the Company or its Affiliate at the time of grant of the Option or Restricted Stock Award that defines a termination for “cause” (or words of similar import) “cause” as defined in such agreement; provided, however, that with regard to any agreement that defines “cause” on the occurrence of or in connection with a change in control (as defined in such agreement), such definition of “cause” shall not apply until a change in control actually occurs and then only with regard to a termination thereafter.

(g) “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(x)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple acquisitions of the voting securities of the Company and/or multiple Ownership Change Events are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

(i) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(j) “Company” means International Stem Cell Corporation., a Delaware corporation, or any successor corporation thereto.

(k) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(l) “Director” means a member of the Board.

(m) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(n) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of the Plan, as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A of the Code. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A of the Code.

(iii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A of the Code.

(q) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(r) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(s) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(t) “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(u) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

(v) “Officer” means any person designated by the Board as an officer of the Company.

(w) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(x) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(y) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(z) “Participant” means any eligible person who has been granted one or more Awards.

(aa) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(bb) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(cc) “Restricted Stock Award” means an Award of Stock which is subject to certain Vesting Conditions.

(dd) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ee) “Securities Act” means the Securities Act of 1933, as amended.

(ff) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(gg) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(hh) “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(ii) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(jj) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns directly or indirectly stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

(kk) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the time of the expiration of any Award, (vi) the effect of the Participant’s termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.5 Option. The Committee shall have the authority to reduce the exercise price of any Option, provided that any action taken pursuant to this Section 3.5 with respect to an Option shall be taken only to the extent that such action would not violate Section 409A of the Code or prevent the Plan or the Option from qualifying for an exemption under Section 409A of the Code.

3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.1, 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to eighteen million (18,000,000) shares and shall consist of authorized but unissued or shares of previously issued Stock that have been reacquired by the Company or any combination thereof.

4.2 Share Counting. If an Option or Restricted Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock which were subject thereto shall become available for future grant under the Plan. Shares of Common Stock that have been actually issued under the Plan shall not be returned to the share reserve for future grants under the Plan, except that shares of Common Stock issued pursuant to a Restricted Stock Award which are repurchased by the Company shall be returned to the share reserve for future grant under the Plan.

4.3 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.4 Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A of the Code and any other applicable provisions of the Code.

5. ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1 Persons Eligible for Awards. Nonstatutory Stock Options and Restricted Stock Awards may be granted only to Employees, Consultants and Directors. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award. Subject to the adjustments set forth in Section 4, no Employee shall during any calendar year be granted Options or Restricted Stock Awards for more than Five Million (5 million) shares of Stock.

5.3 Incentive Stock Option Limitations.

(a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed eighteen million (18,000,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.

(b) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

5.4 Limitation on Individual Awards. Following the effective date of this Section as provided below and subject to adjustment in accordance with Section 4.3, no employee shall during any calendar year be granted Options or Restricted Stock Awards for more than five million (5,000,000) shares of Stock. The limitation of this Section 5.3 shall apply following the date on which the Company has a class of equity securities registered under Section 12 of the Securities Act and upon the earlier of (i) a material modification of the Plan; (ii) the first meeting of shareholders at which directors are elected and which occurs after the close of the third (3rd) calendar year following the calendar year during which occurs the first registration of the Corporation’s equity securities under Section 12 of the Securities Act; or (iii) such date as is required to comply with Section 162(m) of the Code and regulations thereunder.

6. STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a property executed exercise notice accompanies by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii) Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of six (6) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of six (6) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7. RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation.

7.2 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 4.

7.3 Voting Rights; Dividends and Distributions. Except as provided in this Section, or any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

7.4 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

7.5 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

8. STANDARD FORMS OF AWARD AGREEMENT.

8.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

8.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

9. CHANGE IN CONTROL.

9.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A of the Code, if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability or vesting in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or vesting of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised, as applicable, or shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

9.2 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 9.2(a) no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 9.2(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants charge in connection with their services contemplated by this Section.

10. COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

11. COMPLIANCE WITH SECTION 409A OF THE CODE.

No Option or Restricted Stock Award granted pursuant to this Plan is intended to constitute “deferred compensation” as defined in Code Section 409A, and the Plan and the terms of all Options and Restricted Stock Awards shall be interpreted accordingly If any provision of the Plan, an Option or a Restricted Stock Award contravenes any regulations or Treasury guidance issued under Code Section 409A, such provision shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without triggering the penalties and interest under Code Section 409A.

12. TAX WITHHOLDING.

12.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

12.2 Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to the Company in cash.

13. AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code.

14. MISCELLANEOUS PROVISIONS.

14.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each

Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

14.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

14.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

14.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

14.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4 or another provision of the Plan.

14.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

14.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

14.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

14.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

14.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

14.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

14.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

14.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the International Stem Cell Corporation 2010 Equity Participation Plan as duly adopted by the Board on March 29, 2010.

▼  DETACH PROXY CARD HERE AND RETURN  ▼

INTERNATIONAL STEM CELL CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 28, 2010

The undersigned hereby appoints Kenneth C. Aldrich and Andrey Semechkin as attorney and proxies of the undersigned, each with full power of substitution, to vote all of the shares of stock of International Stem Cell Corporation (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hilton Garden Inn, Carlsbad Beach located at 6450 Carlsbad Blvd., Carlsbad, CA 92011, on Wednesday, April 28, 2010, at 9:00 a.m. local time and at any and all adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

The shares represented by this proxy card will be voted as directed or, if this card contains no specific voting instructions, these shares will be voted in accordance with the recommendations of the Board of Directors.

YOUR VOTE IS IMPORTANT. You are urged to complete, sign, date and promptly return the accompanying proxy in the enclosed envelope, which is postage prepaid if mailed in the United States.

Whether or not you plan to attend the meeting in person, you are urged to sign and promptly mail this proxy in the return envelope so that your stock may be represented at the meeting.

(See reverse side)

▼  DETACH PROXY CARD HERE AND RETURN IN THE ENCLOSED ENVELOPE  ▼

The Board of Directors recommends a vote FOR all proposals.

(1)	To elect Kenneth C. Aldrich, Andrey Semechkin , Jeffrey D. Janus, Donald A. Wright, Paul V. Maier, and Ruslan Semechkin as directors to hold office until the 2010 Annual Meeting of Stockholders.

(INSTRUCTION: To withhold authority to vote for any individual nominee mark the “Exceptions” box above and write the name of the nominee(s) that you do not wish to vote for on the line below.)

❑ FOR	❑ WITHHOLD ALL	❑ EXCEPTIONS

EXCEPTIONS:

(2)	To ratify the selection of Vasquez & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010.

❑ FOR	❑ AGAINST	❑ ABSTAIN

(3)	To approve the 2010 Equity Participation Plan

❑ FOR	❑ AGAINST	❑ ABSTAIN

Please sign below, exactly as name or names appear on this proxy. If the stock is registered in the names of two or more persons (Joint Holders), each should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, give printed name and full title. If more than one trustee, all should sign.

Date

Signature

Signature

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW